Investor Presentation Second Quarter 2015 Dennis G. Shaffer - Executive Vice President & President of Civista Bank Richard J. Dutton - Senior Vice President, Chief Operating Officer 1 Exhibit 99.1

Forward-Looking Statements
Comments
made
in
this
presentation
include
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties.
Although
management
believes
that
the
expectations
reflected
in
the
forward-looking
statements
are
reasonable,
actual
results
or
future
events
could
differ,
possibly
materially,
from
those
anticipated
in
these
forward-looking
statements.
For
factors
that
could
cause
actual
results
to
differ
from
our
forward-looking
statements,
please
refer
to
“Risk
Factors”
in
the
Company’s
Form
10-K
filed
with
the
SEC
on
March
13,
2015.
The
forward-looking
statements
speak
only
as
of
the
date
of
this
presentation,
and
Civista
Bancshares,
Inc.
assumes
no
duty
to
update
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
presentation,
except
to
the
extent
required
by
law.

Contact Information
Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital
Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40
th
ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.”
Additional information can be found at:
www.civb.com
James O. Miller
Chairman, President & Chief Executive Officer
jomiller@civb.com
Telephone: 888.645.4121

Corporate Overview
9
th
Largest Publicly Traded Commercial Bank
in Ohio
Community Banking Focused Operations in
11 Ohio Counties
–
27 Branches & 1 Loan Production Office
Operations in Stable Ohio Markets
Acquisitive Franchise Poised for Future
Growth
Full-Service Banking Organization with
Diversified Revenue Streams
–
Commercial Banking
–
Retail Banking
–
Wealth Management
–
Mortgage Banking

NASDAQ: CIVB
¹ Market data as of July 10, 2015.
As of June 30, 2015, $s millions
Assets
$1,317.3
Gross Loans
$1,002.9
Deposits
$1,075.8
Market Cap. ¹
$81.5
Corporate Overview
Key Facts
Corporate Rebranding

Financial Highlights
Financial Highlights
($s in thousands, except per share data)
June 30, 2015
June 30, 2014
% Change
Balance Sheet
Assets
$1,317,272
$1,185,130
11.15%
Gross Loans
1,002,917
867,978
15.55
Deposits
1,075,806
979,136
9.87
Performance Analysis
Net Income Available to Common
$5,497
$3,890
41.31%
ROAA
0.93%
0.78%
19.40
ROAE
10.74%
8.84%
21.55
ROATCE
16.66
13.83
20.48
Market Data ¹
Market Capitalization
$84,527
$69,538
Price / Tangible Book Value
124.0%
123.9%
Dividend Yield
1.85
2.22
-
Tangible book value excludes Goodwill and other intangible assets from the book value calculation
-
ROATCE equals annualized net income, adjusted for amortization of intangibles, divided by average common equity minus average intangible assets

Investment Highlights
Experienced management team with strong track record
Leading Ohio community bank franchise focused on rural and targeted urban markets
Demonstrated organic growth and proven acquirer
–
Opened Loan Production Office on east side of Cleveland (Mayfield Heights) in 2015 Q1
–
Completed acquisition of TCNB Financial Corp. in 2015 Q1
Successful unification into Civista brand in 2015 Q2
Continued focus on credit quality
Demonstrated earnings growth
–
Y-o-Y net income available to common shareholders growth of ~41%
–
ROATCE of 16.66% through Q2 2015
Improving operating leverage
–
Closed four branches in 2014
–
Continued focus on opportunities
Capital
–
Shelf offering positions the Company to take advantage of opportunities

Experienced Management Team
Chairman, President &
CEO
42 years of banking
experience
Joined in 1987
SVP & Chief Operating
Officer
29 years of banking
experience
Joined in 2007
EVP, Chief Lending
Officer & President of
Civista Bank
30 years of banking
experience
Joined in 2009
SVP & General Counsel
14 years of banking
experience
Joined in 2003
SVP and Controller
27 years of banking
experience
Joined in 1988
SVP & Chief Risk
Officer
20 years of banking
experience
Joined in 2013
SVP & Chief Credit
Officer
31 years of banking
experience
Joined in 2011
James O. Miller
James E. McGookey
Paul J. Stark
John A. Betts
Todd A. Michel
Richard J. Dutton
Dennis G. Shaffer

Branch Footprint
Note: Branch information as of June 30, 2015.
Sandusky / Akron /
Cleveland, Ohio
$567 million in loans
$614 million in deposits
11 branch locations
#1 deposit market share in
Sandusky,
Ohio
with
~
43% market share
North Central Ohio
$93 million in loans
$179 million in deposits
7
branch locations
~40% deposit market
share
$263 million in loans
$199
million in deposits
7 branch locations
23%
deposit market
share in the rural
markets
West Central Ohio
Greater Dayton, Ohio
$80
million
in
loans
$84 million in deposits
3
branch locations
~1.47% deposit market
share

9 Attractive Target Markets Sandusky / Akron / Cleveland North Central Ohio West Central Ohio Greater Dayton Ohio

Proven Acquirer & Attractive Organic Growth
Acquired six banks from 1998 –
2015, serving to increase assets by over $800 million
Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets
–
Since year-end 2010, loan portfolios in these markets have increased from $117 million to $385
million
Maintain a low cost, locally generated deposit base
Expanded residential mortgage lending with 2013 Q3 hiring of experienced lending team in the Columbus / Dublin, Ohio market
Positioned to capitalize on loan opportunities in greater Cleveland,  Akron, Columbus,
Dayton
$s in millions
$s in millions
$s in millions
$1,101
$1,113
$1,137
$1,168
$1,213
$1,317
2010
2011
2012
2013
2014
2015
Q2
$767
$785
$816
$861
$915
$1,003
2010
2011
2012
2013
2014
2015
Q2
$892
$901
$926
$942
$969
$1,076
2010
2011
2012
2013
2014
2015
Q2
Total Deposits
Total Gross Loans
Total Assets

TCNB Transaction Highlights
Closed and integrated in March
2015
Single Bank Holding Company &
Bank
Organized in 1999
Total Assets of $105 million
Expands Civista’s Presence into the
Greater Dayton, Ohio Area
–
Dayton
–
Huber Heights
–
Miamisburg
Expected to be Accretive to
Earnings in 2015
TCNB Financial Corp.
Citizens National Bank of Southwestern Ohio
Acquisitive Franchise Positioned for Future Growth

Successful Rebranding
Brand Differentiation
316 “Citizens” Banks in the
United States
16 “Citizens” Banks in Ohio
Alone
Citizens / Champaign Bank
Branding Confusing for Existing
Customers
Avoid Customer Identity
Confusion on the Internet
NASDAQ: CIVB
Why Rebrand?

Deposit Mix
Financial information as of June 30, 2015.
Q2 2015 Cost of Interest Bearing
Deposits: 0.27%
Total Deposits: $1.1 billion
Non-Interest
Bearing Demand
33%
Interest Bearing
Demand
12%
Savings
33%
Brokered Deposits
5%
Certificates of
Deposit
17%

Loan Mix
Financial information as of June 30, 2015.
Q2 2015 Loan Yield: 4.56%
Total
Gross
Loans:
$1.0
billion
CRE Non-Owner
Occupied
26%
CRE Owner
Occupied
17%
Single Family
23%
C&I
12%
Multi-family
7%
Farmland &
Agriculture
6%
C&D & Land
7%
Consumer & Other
2%

Improving Asset Quality
Reserves / NPLs
NCOs / Average Loans
Loan Loss Reserves / Gross Loans
NPAs & 90+PD / Assets
Loan Loss Reserves / Gross Loans
NPAs & 90+PD / Assets
3.16%
3.51%
3.32%
2.22%
1.57%
1.29%
2010
2011
2012
2013
2014
2015 Q2
2.84%
2.70%
2.42%
1.92%
1.56%
1.47%
2010
2011
2012
2013
2014
2015 Q2
70.82%
58.02%
53.05%
64.17%
77.18%
88.80%
2010
2011
2012
2013
2014
2015 Q2
1.46%
1.35%
1.01%
0.53%
0.43%
0.22%
2010
2011
2012
2013
2014
2015 Q2

Asset Quality Improvement
Gross Loans: $767 million
Gross Loans: $1.0 billion
-
Nonaccrual
Loans
Current,
$7.6
Nonaccrual
Loans -
Past
Due,
$5.3
Restructured
Loans,
$3.6
OREO,
$0.5
Nonaccrual Loans -
Current,
$8.5
Nonaccrual Loans -
Past Due,
$13.7
Restructured
Loans,
$8.6
OREO,
$1.8
90+ Days
Delinquent, $2.2
NPAs & 90+ Days Delinquent as of 6/30/2015
NPAs & 90+ Days Delinquent as of 12/31/2010

Peer Leading Net Interest Margin
Source: SNL Financial. Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.  2015 Peer margin is as of March 31, 2015.
3.94%
4.00%
3.98%
3.79%
3.79%
3.81%
3.88%
3.83%
3.71%
3.57%
3.59%
3.56%
2010Y
2011Y
2012Y
2013Y
2014
YTD 2015
CIVB
Peer Median

Effectively Managing Duration
Asset duration of less than two
years
–
Sell fixed rate mortgages
–
Encourage variable rate
commercial lending or swap
into variable, if appropriate
–
Limit fixed rate terms to five
years
Liability duration greater than
three years
–
Focus on low-cost “sticky”
demand deposits
–
Don’t overprice or overextend
time deposits
3.38
3.31
1.64
1.72
Q2 2015
Q2 2014
Assets
Liabilities

Non-Interest Metrics & Initiatives
Efficiency Ratio
Non-Interest Income / Average Assets
Growing fee income platform
–
Service charges on deposit accounts were $877
thousand and $722 thousand YTD 2015 & 2014
Wealth management
–
~$419 million in Assets Under Management
–
Wealth Management fees were $1.5 million and
$1.6 million YTD 2015 & 2014
Mortgage Banking
–
Gains on sale of mortgage loans were $619
thousand & $231 thousand YTD 2015 & 2014
Income tax refund processing program
–
Specialized payment processing earned $2.0 and
$2.3 million YTD 2015 and 2014
Continuing focus on improving efficiency and
operating leverage
Investment in people ¹
Continuing evaluation of branch network and
opportunities
0.85%
0.89%
0.98%
1.00%
1.11%
1.18%
2010
2011
2012
2013
2014
YTD 2015
65.94%
67.34%
70.57%
80.44%
71.77%
67.23%
2010
2011
2012
2013
2014
YTD 2015
¹ From AB Magazine, November  © 2014 SourceMedia, Inc.. All rights reserved.  Used by permission and protected by the Copyright Laws of the United States.  The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited. Civista Bank, formerly Citizens and Champaign Banks.

Profitability & Returns Analysis
¹ LTM basis.
Diluted Earnings per Share
ROATCE
ROAA
Net Income Available to Common Shareholders
$(2,444)
$2,782
$4,386
$5,020
$7,655
$9,261
2010
2011
2012
2013
2014
2015 Q2¹
-0.11%
0.35%
0.49%
0.53%
0.77%
0.93%
2010
2011
2012
2013
2014
2015 Q2
$(0.32)
$0.36
$0.57
$0.64
$0.85
$1.00
2010
2011
2012
2013
2014
2015 Q2¹
-3.42%
7.00%
9.06%
9.93%
12.45%
16.66%
2010
2011
2012
2013
2014
2015 Q2

Capital Position
¹ LTM basis.
At December 31, 2013, the Company had issued the Series B Preferred but had not yet redeemed the Series A Preferred
For the Years Ended December 31,
Q2
As
2011
2012
2013
2014
2015
Converted
Total Equity
$102,528
$103,980
$128,376
$115,909
$120,022
$120,022
Preferred Equity
$23,151
$23,184
$46,316
$23,132
$22,273
$0
Common Equity
$79,377
$80,796
$82,060
$92,777
$97,749
$120,022
TCE / TA
4.93%
5.03%
5.08%
5.80%
5.29%
7.02%
Tier 1 Common Capital Ratio
6.77%
6.87%
6.81%
7.57%
7.07%
9.28%
Tier 1 Leverage Ratio
9.30%
9.34%
11.64%
10.70%
9.38%
9.38%
Tier 1 Risk-based Capital Ratio
13.80%
13.25%
15.82%
13.44%
12.20%
12.20%
Total Risk-based Capital Ratio
15.10%
14.84%
17.08%
14.70%
13.45%
13.45%

Increasing Shareholder Value
Source: SNL Financial. Market Data as of June 30, 2015.
¹ Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.
Stock Price
Dividend yield of 1.85%
Dividend payout ratio YTD 2015 is
approximately 12.3%
Price / Tangible Book Value of 124%
as
compared to peer average of 153%
¹
Price / LTM EPS of 10.8x as compared to
peer average of 14.3x
¹
61.15% Total Return in 2014
6.03% Total Return through June 30, 2015
$4.03
$5.25
$6.52
$10.28
$10.80
2011
2012
2013
2014
6/30/2015

23 Commitment to Shareholders Long-term Shareholder Value through Growth and Profitability

Strategic Focus & Growth Strategy
Organic growth
–
Capitalize on commercial and consumer lending opportunities
–
Grow core deposit base in rural and targeted urban markets
–
Identify and evaluate loan production opportunities in select metro markets
Acquisition opportunities
–
Rural
–
Urban
Asset quality
Efficiency and operating leverage
Capital

25 Why Invest in CIVB? Strong and Seasoned Management Team Attractively Valued Versus Peers Leading Ohio Community Banking Franchise Platform to Support Future Growth Proven and Disciplined Acquirer

Appendix 26

Operating Results
($s in thousands, except per share data)
For the Years Ended December 31,
LTM Q2
2009
2010
2011
2012
2013
2014
2015
Net Interest Income
$40,273
$41,461
$41,361
$40,578
$39,974
$41,866
$44,266
Provision for Loan Losses
13,323
17,940
9,800
6,400
1,100
1,500
800
Noninterest Income
9,633
9,154
9,971
11,200
12,062
13,874
13,923
Noninterest Expense
35,165
35,774
36,727
38,074
43,384
41,550
42,679
Net Income
1,655
(1,268)
3,958
5,579
6,179
9,528
10,869
Net Income Available to Common Shareholders
$700
($2,444)
$2,782
$4,386
$5,020
$7,655
$9,262
Diluted EPS per Common Share
$0.09
($0.32)
$0.36
$0.57
$0.64
$0.85
$1.00
Return on Average Assets (ROAA)
0.15%
(0.11%)
0.35%
0.49%
0.53%
0.77%
0.85%
Return on Average Equity (ROAE)
1.68
(1.27)
3.96
5.36
5.97
8.34
9.30

28 Thank You